Exhibit 10.2
SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 28, 2021, is by and among CARROLS RESTAURANT GROUP, INC., a Delaware corporation formerly known as Carrols Holdco Inc. (the “Borrower”), certain domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), the Lenders (as hereinafter defined) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement referred to below.
W I T N E S S E T H
WHEREAS, the Borrower, the Guarantors, the several banks and other financial institutions party thereto from time to time (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of April 30, 2019, as amended by the First Amendment to Credit Agreement dated as of December 13, 2019, as further amended by the Second Amendment to Credit Agreement dated as of March 25, 2020, as further amended by the Third Amendment to Credit Agreement dated as of April 8, 2020, as further amended by the Fourth Amendment to Credit Agreement dated as of April 16, 2020, as further amended by the Fifth Amendment to Credit Agreement dated as of June 23, 2020 and as further amended by the Sixth Amendment to Credit Agreement dated as of April 6, 2021 (as further amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, pursuant to Section 9.1 of the Credit Agreement, the Borrower and the Required Lenders may make certain amendments to the Credit Agreement without any other consents;

WHEREAS, the Credit Parties have requested that the Lenders party hereto, constituting the Required Lenders, amend the Credit Agreement as set forth in Article I hereof;
WHEREAS, the Required Lenders are willing to make such amendment to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
1.1.    Amendment to Section 1.1 of the Credit Agreement. Effective as of the Seventh Amendment Effective Date, the definition of “Available Amount” in Section 1.1 of the Credit Agreement is hereby amended by (1) replacing the amount “$27,000,000” in clause (a) thereof with “$50,000,000,” (2) adding the phrase “plus” at the end of clause (f) thereof, (3) replacing clause (g) thereof in its entirety with “(g) the aggregate amount of Declined Proceeds retained by the Borrower and its respective Restricted Subsidiaries pursuant to Section 2.7(b)(vii),” and (4) adding the following as a new clause (h) thereto: “(h) minus the sum, without duplication, of: (i) the aggregate amount of Investments made pursuant to Section 6.5(n) after the Seventh Amendment Effective Date and prior to such date of determination; plus (ii) the aggregate amount of Restricted Payments made pursuant to Section 6.10(h) after the Seventh Amendment Effective Date and prior to such date of determination; plus (iii) the aggregate amount of Restricted Junior Debt Payments made pursuant to Section 6.11(b)(vi) after the Seventh Amendment Effective Date and prior to such date of determination.”
1.2.    Amendment to Section 1.1 of the Credit Agreement. Effective as of the Seventh Amendment Effective Date, Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in its proper alphabetical order:
““Affiliated Lender” means, at any time, any Lender that is an Affiliate of the Borrower (other than the Borrower and its Subsidiaries) at such time, subject in each case to the terms of Section 9.6(g).”
1.3.    Amendment to Section 2.22(a)(a) of the Credit Agreement. Effective as of the Seventh Amendment Effective Date, Section 2.22(a)(a) of the Credit Agreement is hereby amended by replacing the amount “$135,000,000” in clause (i) thereof with “$180,000,000.”
1.4.    Amendment to Section 6.5(l) of the Credit Agreement. Effective as of the Seventh Amendment Effective Date, Section 6.5(l) of the Credit Agreement is hereby amended by (1) adding the phrase “after the Seventh Amendment Effective Date” immediately after the phrase “in an aggregate amount” therein, (2) replacing the amount “$27,000,000” in clause (i) thereof with “$50,000,000” and (3) replacing the percentage “20%” in clause (ii) thereof with “40%.”
1.5.    Amendment to Section 6.10(e) of the Credit Agreement. Effective as of the Seventh Amendment Effective Date, Section 6.10(e) of the Credit Agreement is hereby amended by (1) adding the phrase “after the Seventh Amendment Effective Date” immediately after the phrase “in an aggregate amount” therein, (2) replacing the amount “$27,000,000” in clause (i) thereof with “$50,000,000” and (3) replacing the percentage “20%” in clause (ii) thereof with “40%.”
1.6.    Amendment to Section 6.10(h) of the Credit Agreement. Effective as of the Seventh Amendment Effective Date, Section 6.10(h) of the Credit Agreement is hereby amended by (1) deleting the phrase “in the case of utilization of the Growth Amount,” and (2) replacing the ratio “3.00 to 1.00” in clause (ii) of the proviso thereof with “4.00 to 1.00.”
1.7.    Amendment to Section 6.11(b)(iv) of the Credit Agreement. Effective as of the Seventh Amendment Effective Date, Section 6.11(b)(iv) of the Credit Agreement is hereby amended by (1) adding the phrase “after the Seventh Amendment Effective Date” immediately after the phrase “in an aggregate amount” therein, (2) replacing the amount “$27,000,000” in clause (i) thereof with “$50,000,000” and (3) replacing the percentage “20%” in clause (ii) thereof with “40%.”
1.8.    Amendment to Section 6.11(b)(vi) of the Credit Agreement. Effective as of the Seventh Amendment Effective Date, Section 6.11(b)(vi) of the Credit Agreement is hereby amended by (1) replacing the phrase “Restricted Payments” with “Restricted Junior Debt Payments,” (2) deleting the phrase “in the case of utilization of the Growth Amount,” and (3) replacing the ratio “3.00 to 1.00” in clause (ii) of the proviso thereof with “4.00 to 1.00.”
1.9.    Amendment to Section 8.3 of the Credit Agreement. Effective as of the Seventh Amendment Effective Date, Section 8.3 of the Credit Agreement is hereby amended by (1) adding “or (vii) compliance by Affiliated Lenders with the terms hereof relating to Affiliated Lenders” to the end of the last sentence of the last paragraph thereof and (2) deleting the word “or” prior to clause (vi) thereof.

1.10.    Amendment to Section 8.9(b) of the Credit Agreement. Effective as of the Seventh Amendment Effective Date, Section 8.9(b) of the Credit Agreement is hereby amended by adding the phrase “or an Affiliated Lender, ” after the phrase “the definition thereof,” in the first sentence thereof.
1.11.    Amendment to Article VIII of the Credit Agreement. Effective as of the Seventh Amendment Effective Date, Article VIII of the Credit Agreement is hereby amended by adding the following new Section 8.13 thereto:
SECTION 8.13        Erroneous Payments
(a)    Each Lender, each Issuing Lender, each other Secured Party and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Lender or any other Secured Party (or the Lender Affiliate of a Secured Party) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Lender or other Secured Party (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 8.13(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(b)    Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence.
(c)    In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the

Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(d)    In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) of the relevant class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 9.6 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person.
(e)    Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Credit Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 8.13 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Credit Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Credit Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.
(f)    Each party’s obligations under this Section 8.13 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Credit Document.

(g)    Nothing in this Section 8.13 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment.
1.12.    Amendment to Section 9.6 of the Credit Agreement. Effective as of the Seventh Amendment Effective Date, Section 9.6 of the Credit Agreement is hereby amended by adding the following new clause (g) thereto:
    (g)     Assignments to Affiliated Lenders. Notwithstanding anything in this Agreement to the contrary, any Term Loan Lender may, at any time, assign all or a portion of its Term Loans to an Affiliated Lender through (x) Dutch auctions or other offers to purchase or take by assignment open to all Term Lenders on a pro rata basis in accordance with procedures determined by such Affiliated Lender in its sole discretion or (y) open-market purchases on a non-pro rata basis, in each case subject to the following additional limitations:
(i)    the Affiliated Lender shall identify itself in writing as an Affiliated Lender to the assigning Term Loan Lender and the Administrative Agent in connection with the execution of such assignment;
(ii)    Affiliated Lenders will not have the right to (A) receive information, reports or other materials provided solely to Lenders by the Administrative Agent (or by counsel to the Administrative Agent), or any other Lender, other than (x) the right to receive notices of prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II and (y) any such information, reports or other materials made available to any Credit Party, (B) attend or participate in meetings attended solely by the Lenders, the Administrative Agent and/or their respective counsel, other than the right to attend meetings in which the Loan Parties or their representatives are invited, or (C) access any electronic site established for the Lenders or confidential communications from counsel to, or financial advisors of, the Administrative Agent or the Lenders;
(iii)    (A) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Credit Document, each Affiliated Lender will be deemed to have consented in the same proportion as the Term Loan Lenders that are not Affiliated Lenders consented to such matter, except with respect to any amendment, waiver, modification, consent or other action (x) in Section 9.1 requiring the consent of all Lenders, all Lenders directly and adversely affected or specifically such Affiliated Lender, (y) that alters an Affiliated Lender’s pro rata share of any payments given to all Lenders, or (z) affects the Affiliated Lender (in its capacity as a Lender) in a manner that is disproportionate to the effect on any other Lender unless such matter requires the consent of all or all affected Lenders (but, in any event, in connection with any amendment, waiver, modification, consent or other action, such Affiliated Lender shall be entitled to any consent fee, calculated as if all of such Affiliated Lender’s Loans had voted in favor of any matter for which a consent fee or similar payment is offered), (B) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws (each, a “Plan of Reorganization”), each Affiliated Lender hereby agrees (x) not to vote on such Plan of Reorganization (unless the Administrative Agent instructs such Affiliated Lender to vote, in which case such Affiliated Lender shall vote with respect to the Term Loans held by it as the Administrative Agent directs), (y) if such Affiliated Lender does vote on such Plan of Reorganization (or, if instructed to vote, votes other than pursuant to the instructions of the Administrative Agent) notwithstanding the restriction in the foregoing clause (x), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section

1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan of Reorganization in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (z) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (y), in each case under this clause (iii)(B); and (C) each Affiliated Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliated Lender Affiliate and in the name of such Affiliated Lender (solely in respect of Term Loans therein and not in respect of any other claim or status such Affiliated Lender may otherwise have), from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary or appropriate to carry out the provisions of this clause (iii), including to ensure that any vote of such Affiliated Lender on any Plan of Reorganization is withdrawn or otherwise not counted; provided that, notwithstanding anything in this clause (iii) to the contrary, such Affiliated Lender shall be entitled to vote in accordance with its sole discretion (and not in accordance with the direction of the Administrative Agent) in connection with any Plan of Reorganization to the extent any such Plan of Reorganization proposes to treat any Obligations held by such Affiliated Lender in a disproportionately adverse manner than the proposed treatment of similar Obligations held by Term Lenders that are not Affiliated Lenders;
(iv)    the aggregate principal amount of any class or tranche of Term Loans held at any one time by Affiliated Lenders may not exceed 20.0% of the aggregate outstanding principal amount of any class or tranche of Term Loans; and
    (v)    the Affiliated Lender will not be entitled to bring actions against the Administrative Agent, in its role as such, or receive advice of counsel or other advisors to the Administrative Agent or any other Lenders or challenge the attorney client privilege of their respective counsel.
Each Affiliated Lender that is a Term Loan Lender hereunder agrees to comply with the terms of this paragraph (g) (notwithstanding that it may be granted access to the Platform or any other electronic site established for the Lenders by the Administrative Agent), and agrees that in any subsequent assignment of all or any portion of its Term Loans it shall identify itself in writing to the assignee as an Affiliated Lender prior to the execution of such assignment. It is understood and agreed that the Administrative Agent shall not be responsible for, and shall have no obligation to, monitor or determine the status of any Lender as an Affiliated Lender or the aggregate principal amount of Term Loans held at any time by Affiliated Lenders.
1.13.    Reclassification of Incremental Term B-1 Facility and Revolving Facility Increases. Effective as of the Seventh Amendment Effective Date, the Incremental Term B-1 Facility and all Revolving Facility Increases closed prior to the Seventh Amendment Effective Date shall be deemed for all purposes of the Credit Documents to have been incurred under the Incurrence-Based Incremental Amount.
1.14.    Seventh Amendment Effective Date Borrowings. Each of the Revolving Lenders party hereto (constituting the Required Revolving Lenders) hereby agrees that, notwithstanding Section 2.1(b)(i) of the Credit Agreement, any Notice of Borrowing with respect to a request for Revolving Loans to be made on the Seventh Amendment Effective Date may be delivered at least one (1) Business Day prior to the Seventh Amendment Effective Date.

ARTICLE II
CONDITIONS TO EFFECTIVENESS
2.1.    Closing Conditions. This Amendment shall become effective on the date that each of the following conditions are satisfied (such date, the “Seventh Amendment Effective Date”):
(a)    Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and Lenders constituting the Required Lenders and the Required Revolving Lenders.
(b)    Fees and Expenses. The Administrative Agent shall have received from or on behalf of the Borrower all fees and expenses that are payable to the Administrative Agent and the Lenders in connection with the consummation of the transactions contemplated hereby and Cahill Gordon & Reindel LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment, in each case, to the extent the Borrower receives an invoice therefor at least one Business Day prior to the date hereof.
(c)    Fees. The Administrative Agent shall have received from or on behalf of the Borrower the following fee: as fee compensation for agreeing to the amendments set forth in this Amendment, for the ratable account of the Lenders who consent to this Amendment (each, a “Consenting Lender”), a consent fee equal to 0.05% of the aggregate outstanding principal amount of Revolving Commitments and/or Term Loans, as applicable, of each Consenting Lender as of immediately prior to the Seventh Amendment Effective Date. For the avoidance of doubt, the consent fees shall be based on the amount of Term Loans outstanding as determined after giving effect to the prepayment of certain Term Loans from the proceeds of the unsecured financing referenced in clause (d) below and Revolving Loan borrowing on the Seventh Amendment Effective Date.
(d)    Unsecured Financing. Following the date that this Amendment is first posted for review by the Lenders, the Borrower shall have received aggregate gross proceeds in an amount no less than $300,000,000 from the incurrence of unsecured indebtedness.
(e)    Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
Without limiting the generality of the provisions of Section 8.4 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2.1, the Administrative Agent, upon its execution hereof, and each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or a Lender (unless the Administrative Agent shall have received notice from such Lender prior to the Seventh Amendment Effective Date) specifying its objection thereto.
ARTICLE III
MISCELLANEOUS
3.1.    Amended Terms. On and after the Seventh Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed in all respects and shall remain in full force and effect according to its terms.
3.2.    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:
(a)    It has taken all necessary limited liability company, partnership or corporate action to authorize the execution, delivery and performance of this Amendment;
(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment (other than those that have been obtained);
(d)    The representations and warranties set forth in Article III of the Credit Agreement, in the other Credit Documents and which are contained in any certificate furnished at any time under or in connection therewith are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case on the date hereof as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty remain true and correct as of such earlier date;
(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default;
(f)    The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with (and to the extent required by) the terms of the Credit Agreement and the Security Documents and prior to all Liens other than Permitted Liens; and
(g)    Except as expressly set forth herein, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.
3.3.    Reaffirmation of Credit Party Obligations; No Novation. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations. Each Credit Party hereby (a) confirms that all obligations of such Credit Party under the Credit Documents shall remain obligations of such Credit Party following the execution of this Amendment and (b) agrees that all security interests granted by it pursuant to any Credit Document shall continue to secure the payment of all obligations of each of the Credit Parties under the

Credit Agreement and other Credit Documents, in each case, as modified by this Amendment. Each of the parties hereto confirms that the amendment of the Credit Agreement pursuant to this Amendment shall not constitute a novation of the Credit Agreement or any other Credit Document.
3.4.    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.
3.5.    Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable and documented fees and expenses of the Administrative Agent’s external legal counsel.
3.6.    Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is reasonably necessary to carry out the intent of this Amendment.
3.7.    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.8.    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. The execution and delivery of this Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.
3.9.    No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
3.10.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
3.11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.12.    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.
BORROWER:

CARROLS RESTAURANT GROUP, INC.,
a Delaware corporation

By:
Name:
Title:

GUARANTORS:

CARROLS HOLDCO INC.,
a Delaware corporation

By:
Name:
Title:

CARROLS CORPORATION,
a Delaware corporation

By:
Name:
Title:

CARROLS LLC,
a Delaware limited liability company

By:
Name:
Title:
[Signature Page – Carrols Seventh Amendment to the Credit Agreement]

REPUBLIC FOODS, INC.,
A Maryland corporation

By:
Name:
Title:

NEW CFH, LLC,
a Delaware limited liability company

By:
Name:
Title:

CAMBRIDGE FRANCHISE REAL ESTATE, LLC,
a Delaware limited liability company

By:
Name:
Title:

CAROLINA QUALITY PROPERTIES, LLC,
a North Carolina limited liability company

By:
Name:
Title:

CAROLINA QUALITY, LLC,
a North Carolina limited liability company

By:
Name:
Title:

[Signature Page – Carrols Seventh Amendment to the Credit Agreement]

ALABAMA QUALITY, L.L.C.,
an Alabama limited liability company

By:
Name:
Title:

LOUISIANA QUALITY, LLC,
a Delaware limited liability company

By:
Name:
Title:

TENNESSEE QUALITY, LLC,
a Delaware limited liability company

By:
Name:
Title:

LQ REAL ESTATE, LLC,
a Delaware limited liability company

By:
Name:
Title:

TQ REAL ESTATE, LLC,
a Delaware limited liability company

By:
Name:
Title:

[Signature Page – Carrols Seventh Amendment to the Credit Agreement]

NASHVILLE QUALITY, LLC,
a Delaware limited liability company

By:
Name:
Title:

CAMBRIDGE QUALITY CHICKEN, LLC,
a Delaware limited liability company

By:
Name:
Title:

FRAYSER HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

FRAYSER QUALITY, LLC,
a Delaware limited liability company

By:
Name:
Title:

CAMBRIDGE SOUTHEASTERN REAL ESTATE, LLC,
a Delaware limited liability company

By:
Name:
Title:

[Signature Page – Carrols Seventh Amendment to the Credit Agreement]

CFH REAL ESTATE, LLC,
a Delaware limited liability company

By:
Name:
Title:

CAMBRIDGE CHICKEN HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

CAMBRIDGE REAL ESTATE DEVELOPMENT, LLC,
a Delaware limited liability company

By:
Name:
Title:

[Signature Page – Carrols Seventh Amendment to the Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title:

[Signature Page – Carrols Seventh Amendment to the Credit Agreement]

[ ],
as a Required Lender

By:
Name:
Title:

[Signature Page – Carrols Seventh Amendment to the Credit Agreement]